Property, plant and equipment, net	12 Months Ended
Dec. 31, 2014
Property, plant and equipment, net
Property, plant and equipment, net

10.Property, plant and equipment, net

Property, plant and equipment, net, consisted of the following:

	As of December 31,	As of December 31,
	2013	2014
	RMB	RMB
Buildings	1,255,743	1,482,046
Furniture, fixtures and office equipment	83,745	92,175
Motor vehicles	26,318	29,550
Machinery and equipment	4,220,860	4,705,592
Leasehold improvements	141,289	151,959
Total	5,727,955	6,461,322
Less: accumulated depreciation	(2,209,955)	(2,759,096)
Subtotal	3,518,000	3,702,226
Construction-in-progress	640,108	464,521
Property, plant and equipment, net	4,158,108	4,166,747

As of December 31, 2014, the Group pledged its buildings with the net book value of RMB 218,603 to secure a long-term bank borrowing of RMB 85,400 from Agricultural Bank of China. As of December 31, 2014, the Group pledged another building with the net book value of RMB 91,653 to secure a short-term bank borrowing of RMB 140,000 from Industrial Bank Co., Ltd. As of December 31, 2014, the Group pledged another buildings, machineries and equipment and construction in progress with the net book value of RMB 834,341 to secure a long-term entrusted loan of RMB 1,440,000 from Hefei High-Tech Industrial Development Zone Management Co., Ltd. As of December 31, 2014, the Group pledged the building with the net book value of RMB 116,192 to secure a short-term entrusted loan of RMB 39,980 from Shanghai Pudong Development Bank.

For the years ended December 31, 2012, 2013 and 2014, total interest capitalized was RMB 51,783, RMB 39,902 and RMB 38,053, respectively.

Depreciation expense was RMB 646,955, RMB 580,157 and RMB 672,855 for the years ended December 31, 2012, 2013 and 2014, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.

The Group evaluates long-lived assets for impairment if events or changes in circumstances indicated that the carrying value of such assets may not be recoverable. Considering a rapid and continued decrease in selling price of multi-crystalline wafers and inadequate utilization of machines, the Group determined a two step impairment analysis is required in the year ended December 31, 2012. In step one impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce multi-crystalline wafers were less than their carrying value, which required the step two impairment test. In the step two impairment analysis, the Group estimated the fair value based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis. This resulted in a pre-tax charge of RMB 250,697 recorded in the impairment loss on property, plant and equipment in the Consolidated Statements of Operations and Comprehensive Loss in 2012. No impairment loss occurred in the year ended December 31, 2013 and 2014. Although assumptions used in estimates of future cash flows are management best estimates, such assumptions are, by nature, highly judgmental and may vary significantly from actual results.

Additionally, in the year ended December 31, 2012, the Group recorded long-lived asset impairment of RMB 147,092 related to the retirement of each 300MW outdated solar cells and solar modules facilities at JA Hebei and JA Fengxian facilities, respectively. No impairment loss related to retirement of long-lived assets occurred in the years ended December 31, 2013 and 2014.